Investor Day 2009 www.amedisys.com NASDAQ: AMED Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form
10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports
on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor
Relations department at (800) 467-2662. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based.

Important Website Information
We encourage everyone to visit the Investors Section of our
website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and
SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Overview/Vision William Borne Founder/Chairman/ Chief Executive Officer

Amedisys
Home Health Services

$ in Thousands

$ in Thousands

Financial Highlights
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
2003 2004 2005 2006 2007 2008
$142,473
$227,089
$381,558
$541,148
$697,934
$1,187,415
Revenue
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$90,000
2003 2004 2005 2006 2007 2008
$8,407
$20,504
$30,102
$38,255
$65,113
$86,682
Net Income

Industry Growth Drivers
Trend from inpatient to home-based care
Patient preference
Payor incentives
Technology advancements
Demographics – aging population
8,000 Americans will become Medicare eligible each day
beginning in 2011 and by 2030, 57.8 million baby boomers will be eligible for Medicare benefits
1
Increased prevalence of chronic and co-morbid conditions
1
Source: United States Census Bureau

Inpatient Hospital
29%
Outpatient Hospital
6%
Physicians
13%
Managed Care
19%
Nursing Homes
5%
Home Health
3%
Hospice
2%
Other
10%
Drug Benefit
13%

2008 Medicare Benefit Outlays by Service Source: Winter 2007 - KPMG’s Washington Healthcare Update

Amedisys
Home Health Services

Projected savings needed per individual for sufficient Medicare supplemental health insurance.

Age at death (years)	*Retirement at age 65 in (US$)*	
	2006	*2016*
80	115,000	219,000
85	162,000	307,000
90	214,000	409,000
95	275,000	524,000
100	343,000	656,000

Source: Fronstin, Paul. Employee Benefit Research Institute (EBRI) Issue Brief, No. 295, July 2006.

Projected Savings

25% of beneficiaries account for approximately 85% of
Medicare spending
12% of beneficiaries account for approximately 69% of
Medicare spending
5% of beneficiaries account for approximately 43% of Medicare spending
These chronically ill beneficiaries see 14 physicians a year, fill an average of 50 different prescriptions, account for 76% of all hospital admissions, account for 88% of all prescriptions filled and 72% of physicians visits
The least expensive 50% of Medicare beneficiaries account for only 4% of spending
1
Holtz-Eakin
D. High-cost Medicare beneficiaries. Congressional Budget Office, pp. 1-12 (May 2005) http://www.cbo.gov/ftpdocs/63xx/doc6332/05-03-
MediSpending.pdf; CBO Budget Options, Health Care, p. 77 (Dec. 2008)
2
Testimony of Gerard F. Anderson, Ph.D., Johns Hopkins Bloomberg School of Public Health, Health Policy and Management , before the Senate Special
Committee on Aging, “The Future of Medicare: Recognizing the Need for Chronic Care Coordination, Serial No. 110-7, pp. 19-20 (May 9, 2007); CBO Budget
Options, Health Care, p. 77 (Dec. 2008)
3 “
High Cost Medicare Beneficiaries,” Congressional Budget Office, p. 4 (May 2005)
Medicare Beneficiary Recipients
1
1
2
3

Public Referral sources Fiscal intermediaries Administrative CMS MedPac GAO Policy makers Influences

Seen as commodity based with downward pricing pressure
Size
Technology
Performance Metrics
Financial strength
Move to a value-added company that improves the healthcare
system
Add value
•
New medical model
•
Policy changes
Commodity Based To Value Added

Healthcare Value Market Driver

Private Insurance
Feds – CMS
State - DHH
PAYOR
Network Providers
TPA
Disease
Management
Acute Care
(Hospital)
MD'S
Sub-Acute Care (Facility Based Care)
Skilled Facilities, LTAC's, outpatient services
Custodial Care (facility based)
Nursing Homes, ILF, ALF
Community Based Care (Residence)
Home Care, Hospice, Personal (custodial)
Patient
Employer
Victims
System

Old Medical Model

Amedisys Home Health Services

Amedisys Realignment Model - New Market Drivers

PAYOR
Employer
Government
Patient
PCMH
MD
Evidence Based
Best Practice
Network Providers
TPA
Private Insurance
(AMED)
HRCCM
PM, CC, DM, UB
Care
Management
Community Based
Services
Custodial Based Services
Sub Acute
Acute

New Medical Model

Why needed?
Potential solutions
Home care infrastructure
Amedisys information and communication technology
capabilities
New model of care
Future of health care
Comprehensive, Continuous Chronic
Care Management in the Home

The Alliance is a national consortium of home health care
organizations and providers that raises awareness about home health care and its proven ability to deliver quality, cost-
effective, patient-centered care for patients.
Members:
Almost Family, Inc. Amedisys, Inc.
Bayada Nurses Gentiva Health Services, Inc.
HCR ManorCare Interim Healthcare
LHC Group, Inc. Liberty Home Care
NAHC (National Association for Home Care & Hospice)
VNAA (Visiting Nurse Associations of America)
Alliance For Home Health
Quality and Innovation

Finalizing legislative messaging
Awareness campaign
Revitalizing Congressional Home Health Working Group
Research
Launched research project with Avalere (results expected early
April 2009) to demonstrate home health value proposition in
avoiding re-hospitalization
Quality working groups
Close partnership with CMS, AHQA and NQF on numerous quality demonstration initiatives
Alliance Recent Developments

Collateral Legislation Home health legislation Independence at Home Medical Home

Operations Larry Graham President/ Chief Operating Officer

Business Strategy Three pronged business strategy Grow – Internally – Acquisitions – Start-ups Operationally efficient Quality outcomes

0
100
200
300
400
500
600
3/31/06 6/30/2006 9/30/2006 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008
12 12
13 14
17 17
27 29
38
44 44
48
229
235
249
261
273
296
311
325
442
454
461
480
241
247
262
275
290
313
338
354
480
498
505
528
Home health agencies
Hospice agencies
Home Health and Hospice Agencies
Growth

Growth - Internal
2008 internal revenue growth of 28%
Internal revenue growth targeting to be 15% through 2009
Internal revenue comprised volume (internal admissions &
internal recertifications) and rate variance

(1) Internal episodic-based revenue growth is the percent increase in our base/start-up episodic-based revenue for the period as a percent of the total episodic-based revenue of the prior period.
(2) Internal episodic-based admission growth is the percent increase in our base/start-up episodic-based admissions for the period as a percent of the total episodic-based admissions of the prior period.
(3) Internal episodic-based recertification growth is the percent increase in our base/start-up episodic-based recertifications for the period as a percent of the total episodic-based recertifications of the prior period.
Growth – Internal Episodic Volume
16%
21%
27%
27%
28%
26%
28%
28%
30%
13%
15%
13%
11%
10%
7%
13%
14%
11%
37%
34%
32%
32%
35%
32%
26%
23%
20%
0%
5%
10%
15%
20%
25%
30%
35%
40%
December 31, 2006 March 31, 2007 June 30, 2007 September30, 2007 December31, 2007 March 31, 2008 June 30, 2008 September30, 2008 December31, 2008
Revenue growth (1)
Admission growth (2)
Recertification growth (3)

28,019
31,599 31,376
32,672
34,002
38,859
53,561
53,203
53,748
22,726
24,300
27,032
29,441
31,839
34,464
46,236
48,367
49,773
46,716
48,974
53,958
55,983
60,940
65,295
94,203
94,986
98,592
-
20,000
40,000
60,000
80,000
100,000
120,000
December 31, 2006 March 31, 2007 June 30, 2007 September 30, 2007 December 31, 2007 March 31, 2008 June 30, 2008 September 30, 2008 December 31, 2008
Admissions (1)
Recertifications (2)
Completed episodes (3)
Episodic-Based Growth - Volume
(1) Episodic-based admissions are defined as the number of patients admitted to our agencies during the period for the first 60-day episode of care where payors reimburse us for services provided on an episodic-basis, which include Medicare and other insurance carriers, including Medicare Advantage programs.
(2) Episodic-based recertifications are defined as the number of patients recertified to our agencies during the period for an additional 60-day episode of care where payors reimburse us for services provided on an episodic-basis, which include Medicare and other insurance carriers, including Medicare Advantage programs.
(3) Episodic-based completed episodes are defined as the number of patients that have either reached the end of their 60-day eligibility period or terminated their service before the 60-day eligibility period has lapsed where payors reimburse us for services provided on an episodic-basis, which include Medicare and other insurance carriers, including Medicare Advantage programs.

Case mix weight Wage index adjustment – Acquisitions can cause adjustments Acuity impacts case mix Episodic-Based Growth – Rate Growth

$2,264
$2,339 $2,339 $2,339 $2,339
$2,270 $2,270 $2,270 $2,270
$2,612
$2,644
$2,671
$2,679
$2,666
$2,680
$2,852
$2,879
$2,981
$1,700
$1,900
$2,100
$2,300
$2,500
$2,700
$2,900
$3,100
12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 6/30/2008 9/30/2008 12/31/2008
Revenue Per Episode
CMS Base Rate(1) AMED Avg. Medicare-Based Revenue(2)
Average Medicare Revenue per Completed Episode
(1) Medicare program base episodic rates are set through Federal legislation. The actual base episode payment rate paid by Medicare, vary depending on the home health resource groups (“HHRGs”)
to which Medicare patients are assigned.; the per episode payment is typically reduced or increased by such factors as our patient’s clinical, functional, and services utilization characteristics.
(2) Amedisys average episodic-based revenue per completed episode is the average episodic-based revenue earned for each episodic-based completed episode of care.
Growth – Rate Growth

43%
41%
58%
27%
0%
10%
20%
30%
40%
50%
60%
70%
Hospital Referral Physician Referral
Referral Source
Amedisys
National Norm
Source: OCS Corporate Comparative Report
Period: 1/1/08 – 9/30/08
Professional Sales Force
Over 800 sales force for home health
Target both the doctor and discharge planners

Multidisciplinary Programs:

- Heart @ Home
- Diabetes @ Home
- COPD @ Home
- Partners in Wound Care
- Stroke Recovery @ Home
- Surgical Recovery @ Home
- Pain Management @ Home
- Chronic Kidney Disease @ Home
- Behavioral Health @ Home

Therapy Programs:

- Rehab @ Home
- Orthopedic Recovery @ Home

Specialty Programs:

- Balanced for Life
- Centralized Telehealth
- Dysphagia @ Home
- Others in Development

More than 70 Clinical Tracks Care Management

Number of Acquired Agencies
160
140
120
100
80
60
40
20
0
9
83
0
17
11
38
14
131
2005
2006
2007
2008
Hospice
Home Health

Reported Purchase Price Number of Deals $148.6m 8 $17.8m 9 $120.5m 10 $478.1m 6 92 17 49 145 Growth - Acquisitions

Prospect/LOI
Due Diligence
Integration Planning
Documents
Agency Conversion
-IT Infrastructure
-Point of Care
-Processes
Staffing Model
Pay Per Visit
Clinical Tracks
Mercury Doc
Care
Management
Programs
45-60 Days
30 – 180 Days 30 Days
180 + Days
Closing Day
Growth - Acquisitions

Number of Agencies
40
35
30
25
20
15
10
5
0
8
0
13
0
25
2
36
2
32
4
35
5
0
40
0
5
2003
2004
2005
2006
2007
2008
2009
Completed Home Health
Projected Home Health
Completed Hospice
Projected Hospice

Home health start-ups
typically generate $1.5 - $2.0
million in run-rate revenue in
its second year of operation
~ 18 months to recoup the
$250,000 - $350,000
investment
35 home health and 5
hospice start-ups completed
in 2008
Project 40 home health and 5
hospice start-ups for 2009
Yearly Start-Ups
Growth – Start-ups

Automated mileage Paperless Targeted discipline LPN vs. RN Therapist Assistant vs. Therapist Quality Care Coordinator - QCC Regional based Efficiencies

% of Patients
0
10
20
30
40
50
60
70
80
90
49
44
54
53
60
48
72
64
71
64
48
43
67
61
31
28
22
22
65
68
1
1
85
79
Improvement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont.
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of...
Improvement in Dyspnea
Acute Care Hospitalization ↓
Emergent Care ↓
Discharge to Community
Emergent Care New Wound ↓
Improvement of Surgical...
Amedisys
Nation

Exceeded or met 10 out of 12 outcomes versus national
outcome average
Recorded improved or consistent scores in 11 of 12 categories on a sequential basis
Outcomes – June 2008
Amedisys vs. Nation
1 Lower % is better
Source: www.medicare.gov
High Quality Outcomes

Approximately $69 million in revenue in 2008 48 owned locations at December 31, 2008 Intend to open five new locations through startups in 2009 Occasional stand alone hospice acquisitions Hospice

Clinical Operations Alice Ann Schwartz Chief Information Officer/ Senior Vice President of Clinical Operations

Overview Overview of patients served/clinical trends How we deliver care (clinical platform) Clinical regulatory results Care management programs Competitive advantages Future clinical direction

Amedisys Home Health Services

Trend of Patients Served

350,000
300,000
250,000
200,000
150,000
100,000
50,000
106,386
134,281
156,165
193,632
293,457
2004
2005
2006
2007
2008

# of Patients
65
67
69
71
73
75
77
79
81
83
85
87
89
91
93
95
97
99
101
103
105
107

Patients Served/Clinical Trends Average Patient Age 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 # of Patients Age Distribution 65 and Older - 2008 - 10% 14% 18% 23% 21% 11% 3%

Amedisys Home Health Services

Avg Patient Meds
15
10
5
8
9
12
2006
2007
2008

Poly Pharmacy Needs
12.75
Average Number of Meds = 12.75
Date Range: 2008
Population: 198,793
Source: Amedisys AMS2

Guideline – As poly pharmacy
needs increase, co-morbidities
and complexities increase.
As clinical complexities
increase, service levels
naturally increase.
Our average patient
medications have
increased year over year
Poly Pharmacy Trends

Amedisys Home Health Services

National Norm

Very Low 3%
Very High 6%
Low 20%
High 28%
Moderate 43%

"Amedisys is a clear example of a home health provider with a higher distribution of patients on the high-end of the risk scale. More than one-half (51%) of all patients admitted by Amedisys home health agencies are predicted to be of high or very high risk of hospitalization, compared to just one-third (34%) of patients nationwide." – OCS, Inc. (2008-Q2)

Predictive Stratification of High
Hospitalization Risk Patients
Amedisys National Diff
Very High 10% 6% 4%
High 41% 28% 13%
Moderate 39% 43% (4%)
Low 9% 20% (11%)
Very Low 1% 3% (2%)
Very High
10%
High
41%
Moderate
39%
Low
9%
Very Low
1%
Amedisys

80%
60%
40%
20%
0%
28%
31%
36%
37%
68%
66%
63%
62%
4%
3%
1%
1%
Maximum Impairment
Moderate Impairment
No Impairment
2004
2005
2006
2007

Functional Trends The organization’s profile is one of increasing poly pharmacy needs, increased hospitalization risk and increased functional debility. Functional Trends Graph

Amedisys
Home Health Services
Diagnosis Trend
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.2%
27.1%
28.2%
14.4%
13.9%
15.4%
12.1%
12.8%
12.0%
3.2%
3.8%
5.5%
Cardiac
Wound
Diabetes
Stroke
2006
2007
2008

Diagnosis Trend

Medicare Average Episodes per Patient (1)
2.00
1.95
1.90
1.85
1.80
1.75
1.70
1.65
1.79
1.76
1.75
1.81
1.80
1.86
1.92
1.95
1.95
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008 (2)
9/30/2008 (2)
12/31/2008

Medicare Average Episodes per Patient (1)
(1) Medicare average episodes per patient is calculated by dividing the total number of completed Medicare episodes in the period by the total number of Medicare patients who completed episodes in the period.
(2) Medicare average episode per patient for this period does not include TLC agencies that were not converted to Amedisys's operating platforms as of the reporting period.
As comorbidities and complexities increase,
service levels are impacted
Average Episode/Patient

0
20,000
40,000
60,000
80,000
100,000
120,000
140,000
1-60 61-120 121-180 181-240 241-300 301-360 361-420 421-480 481-540 541-600
129,411
33,808
12,828
6,691
3,815
2,426
1,657
1,190
853
599
2008 Patients by Service Days
•
85% receive care/
discharged within 2
episodes
•
10% received care within
4 episodes
•
5% - Chronic Subset
Days Patients Percentage
1-60 129,411                66.96%
61-120 33,808                  17.49%
121-180 12,828                  6.64%
181-240 6,691                      3.46%
241-300 3,815                      1.97%
301-360 2,426                      1.25%
361-420 1,657                      0.86%
421-480 1,190                      0.62%
481-540 853                         0.44%
541-600 599                         0.31%
Total 193,278            100.00%
Patient Length of Stay

0% 10% 20% 30% 40% 50% 60% 70% 1-60 61-120 121-180 181-240 241-300 301-360 361-420 421-480 481-540 541-600 2008 2007 Patient Length of Stay – 2008 vs. 2007

2.0
1.5
1.0
2005
2006
2007
Amedisys
National

OCS noted that despite servicing a much higher at risk population, the organization has improved its aggregate level of patient outcomes year over year at a higher rate than national norms. The OCS Standardized Outcome Index (SOI), is a proprietary measure that offers a single number representative of overall quality.

Standardized Outcome Index Standardized Outcome Index

% of Patients
0
10
20
30
40
50
60
70
80
90
Improvement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of Oral Meds
Improvement in Dyspnea
Acute Care Hospitalization 1
Emergent Care 1
Discharge to Community
Emergent Care New Wound 1
Improvement of Surgical Wounds
49 44
54 53
60 48
72 64
71 64
48 43
67 61
31 29
22 22
66 68
1 1
85 79
Amedisys
Nation

Outcomes – June 2008 Amedisys vs. Nation 1 Lower % is better Source: www.medicare.gov Outcomes

Advanced age Complex poly pharmacy needs Higher hospitalization risk Increasing functional trends Organizational change in diagnostic subsets serviced Trend of improving quality Clinical Summary

Amedisys
Home Health Services

Amedisys
Home Health Services

Point of Care
Point of Care
Encore
Encore
• Standardizing the
assessment
• Identifying acute
exacerbations in the
community
• Outcome based care
Linking at home clinical events
to physician oversight
Integrated DM
outreach services
Mercury Doc
Care Delivery Model

Level Action Review
State Local regulatory audits are
conducted by state surveyors to
ensure compliance with
Medicare regulations
If an agency has a condition
level survey where issues are
not resolved by the return
survey, the site’s provider
number could be terminated
Intermediary
(Payment Processor)
Intermediaries conduct annual
pre and post payment reviews to
ensure compliance with Billing
Regulations
Providers placed on a payment
edit will have episodes reviewed
for a quarterly period. If the
payment denial rate is <15% the
provider is removed from the
edit. If they demonstrate >15%,
the edit will go into the next
quarter.
>4-5 quarters – potential for
statistical sampling.
Federal • Cost Report Reviews
• RAC Audit Recoveries
• Whistle Blower
• Federal Investigations
All Federal level inquiries could
result in monies paid back to the
government. Sanctions, reduced
market capitalization caused by
compliance concern.
Three Levels of Review for a
Medicare Provider

State Survey Level
Three types of survey citations:
Deficiency Free (perfect)
Standard Level
Condition Level
Our clinical strategy:
Mine all deficiencies
Root cause analysis
Embed advanced care protocols

57 50 100 150 200 250 2005 2006 2007 2008 Surveys by Outside Regulators • 2005 – Averaged 5 surveys/month State Survey Level

Surveys by Outside Regulators

250
200
150
100
50
57
96
2005
2006
2007
2008

• 2005 – Averaged 5 surveys/month State Survey Level

Surveys by Outside Regulators

250
200
150
100
50
57
96
121
2005
2006
2007
2008

• 2005 – Averaged 5 surveys/month State Survey Level

Surveys by Outside Regulators

250
200
150
100
50
57
96
121
195
2005
2006
2007
2008

• 2005 – Averaged 5 surveys/month • 2008 – Averaged 16 surveys/month by regulators State Survey Level

Surveys by Outside Regulators

250
200
150
100
50
57
96
121
195
2005
2006
2007
2008

- 2005 – Averaged 5 surveys/month
- 2008 – Averaged 16 surveys/month by regulators
- 2008 – Surveyed every other day by outside regulators

State Survey Level

22,000
18,000
14,000
10,000
6,000
2,000
Charts Audited
600
400
200
Locations Assessed
261
325
475
8,292
11,135
17,680
2006
2007
2008*
Charts Audited
Locations Assessed

A commitment to ongoing improvement of Clinical Practice Internal Clinical Audits

Deficiency Free Surveys

2008
2007
2006
2005
28.1%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%

• 2005 – Perfect surveys averaged approx. 1 quarter of all monthly surveys State Survey Level – Perfect Surveys

Deficiency Free Surveys

2008
2007
2006
2005
42.7%
28.1%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%

• 2005 – Perfect surveys averaged approx. 1 quarter of all monthly surveys State Survey Level – Perfect Surveys

Deficiency Free Surveys

2008
2007
2006
2005
45.5%
42.7%
28.1%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%

• 2005 – Perfect surveys averaged approx. 1 quarter of all monthly surveys State Survey Level – Perfect Surveys

Deficiency Free Surveys

2008
47.7%
2007
45.5%
2006
42.7%
2005
28.1%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%

•
2005 – Perfect surveys averaged approx. 1 quarter of all
monthly surveys
•
2008 – Perfect surveys represent almost half of all monthly
surveys conducted by outside regulators
State Survey Level – Perfect
Surveys

Provider Specific Annual Edits
12
8
4
0
2
11
7
2006
2007
2008

• As a system, average 2-11 provider edits annually
• No trend of concerning pre or post payment denials
•
No provider number has ever extended into a 4th
quarter edit
• No provider in the history of Amedisys has ever had a statistical sampling applied to recoup monies
Intermediary Level

No Known: Cost report impropriety inquires RAC audits Whistleblower allegations Active federal investigations Federal Level

Care Management Programs
14 care management programs
Evidenced based standards of care
Process of identification
Clinical credentialing
Growth/outcome tracking
Center of Clinical Excellence recognition

Category
Clinician
Count
Advanced Diabetes 4,639
Advanced Cardiac 4,973
Advanced Stroke 2,999
Advanced Wound 2,146
Total 14,757
Clinical Credentialing Achieved
Category
Units
Awarded
Diabetes 20,876
Cardiac 17,406
Stroke 8,997
Wound 10,730
Total 58,009
Continuing Education Units
2008 Summary
•
Credentialing Awarded –
14,757
•
CEUs Awarded –
58,009
Clinician Credentialing – 2008

Competitive Advantage
Industry leader in clinical outcomes
Year over year trend – improved quality and reduced survey risk
A commitment to embedding research based practice into our
care protocols
Engrained clinical competencies/credentialing infrastructure
Advanced care management platform
Successful at servicing the high acuity patient with complex co-morbid needs

Next 24 – 36 Months
Continued clinical outcome improvements
Continued growth of deficiency-free surveys/reduced
regulatory risk
Continued reduction of the Hospitalization Rate
Continued migration of our technical platform – CCM
Predictive, stratified, patient-centered care
Our Clinical Future

Future Clinical Delivery Models
A nationwide standardized care delivery model that
predicatively stratifies all patients and delivers a higher
level of advanced treatments based upon patient
centered need
Our Clinical Future

Compliance Jeffrey D. Jeter Chief Compliance Officer

Amedisys Home Health Services

Case Conferences
COMPLIANCE

Data
Consistency
Edits
RETROSPECTIVE
CLAIMS REVIEWS
PRE-BILLING
COMPLIANCE COMMITTEE
Bill Borne – Chief Executive Officer
Beth Boulet—Sr. VP-Internal Audit
Larry Graham –President/Chief Operating Officer
Jeffrey Jeter—Chief Compliance Officer
Cindy Philips—Sr. VP-Human Resources
Dale Redman—Chief Financial Officer
Paula Scarton—Vice President-Compliance
Alice Ann Schwartz—Chief Information Officer
Point
Of Care
Pre-Billing
Audits
Compliance
Oversight
Audits
Special/
Workplan
Audits
ENFORCEMENT
- Zero Tolerance Policy
Complaint
Audits
COMPLIANCE
REPORTING
- Compliance Hotline
- HIPAA Hotline
- SOX Hotline
- Employee Exit Interviews
- Monthly Compliance Polling
COMPLIANCE
TRAINING
- New Hire online
Compliance Training
- New Employee Orientation
- Business Development
Training (Anti-Kickback)
- Billing Compliance Training
- Annual Employee
Compliance Training
- HIPAA Compliance Training
SCREENING
- OIG Exclusion Database
- Criminal Background Checks
- DMV Record Check
Quality
Care
Coord.
HIPAA
Records
Mgt
Physician
Consultant
Program
BOARD OF
DIRECTORS
CHIEF
COMPLIANCE
OFFICER
COMPLIANCE
DEPT. STAFF
Compliance Infrastructure

Tiered and Targeted Compliance Training
All employees receive General Compliance Training upon hire
and annually
New employees participate in special compliance training as part of New Employee Orientation
Employees involved in the billing process are required to
complete additional compliance training annually
Employees working in Business Development roles receive
additional training specific to their function
Compliance Training

Amedisys
Home Health Services

CHOCOLATE COVERED COMPLIANCE
Amedisys
JEFFREY JETER
Chief Compliance Officer
Amedisys Inc.

GOOD MARKETING GONE BAD
Amedisys
JEFFREY JETER
Chief Compliance Officer & Corporate Counsel
Amedisys Inc.

A FEW GOOD AGENCIES
Four-Star Compliance for Physician Consultants
Amedisys

COMPLITANIC
Becoming Kings of the Healthcare World
Amedisys
Jeffrey Jeter
Chief Compliance Officer
Amedisys Inc.

The Seven Deadly Sins of Billing Compliance
7
Amedisys

MISSION: COMPLIANCE
Amedisys
JEFFREY JETER
Chief Compliance Officer
(Legal Point-Man)
Amedisys, Inc.

ZERO OR NO ZERO
2007 SOX Compliance Training
Amedisys
Jeffrey Jeter
Chief Compliance Officer
Amedisys Inc.

COMPLIANCE
THE FOREMOST FRONTIER
Amedisys
Jeffrey Jeter
Chief Compliance Officer
Amedisys Inc.

Billing Compliance for
Dummies
Amedisys
Jeffrey Jeter
Chief Compliance Officer
Amedisys Inc.

Compliance Training

Point of Care
All employees receive General Compliance Training upon hire
and annually
Improves accuracy and completeness of documentation
Significant compliance controls – such as automated mileage
calculation, electronic patient signatures, time/date stamping
Enhances data consistency
Enables centralized monitoring and data aggregation
Compliance Technology

Compliance Scorecard
Risk-based auditing format—focusing on conditions that are
suggestive of potential
compliance problems
Integrates specific risk measures from across various internal vantage points
Utilizes peer aberrance analysis, which is a comparative
methodology similar to that undertaken by the fiscal intermediary and the government
Compliance Technology

Amedisys
Home Health Services

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Local intranet

Compliance Technology / Compliance Scorecard Consolidated Compliance Scorecard—Company-wide

Compliance Technology
Physician Consultant Payment Tracking
Monitors payments to Medical Directors
Tracks contract status and payments and will not allow
payments to be issued that are not consistent with Anti-
Kickback and Stark Safe Harbors
Oversight of all physician contracts and payments is maintained by the Compliance Department

Amedisys Physician Consultant Tracking - Microsoft Internet Explorer
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physician consultant tracking
Amedisys Physician Consultant Tracking
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PHYSICIAN INFORMATION
Physician Consultant List
Physician Details
Invoice History
Hospice Physician Export
Statistics
PAYMENT TRACKING
Payment Queue
DATA ENTRY
Enter Invoices
SETTINGS
Companies and Agencies
AVP of Operations
AVP of Business Development
Vice Presidents
Senior Vice Presidents
Users and Options
Email Messages
CC List
Keywords
Copyright 2009. All rights reserved

Compliance Technology / PCPT

Compliance Audit Process
Types of Compliance Audits:
1. Compliance Oversight Audits
• Scorecard Audits
2. Complaint Audits
• Compliance Hotline
• Exit Interviews
• Internal Polling
3. Special Audits / Work Plan Audits
• Florida Outlier Audit
• Balanced for Life Audit
• HIPAA Security Audits
4. Referral Audits
• Quality Care Coordinator Requests
• Operational Leadership Requests

Compliance Audit Protocols
Audit Process:
Agencies are selected by Compliance Department based on
risk factors
Sample size is determined by the agency’s average census
Charts are reviewed by Clinical Audit Managers, who issue a
report containing their clinical findings, as well as
recommendations for remedial actions
Agencies with unacceptable audit results are placed in queue for follow-up audit 6 months post-remediation

Compliance Oversight Audits
Evolution Of Compliance Oversight Audit Process
February of 2005—Compliance Oversight Audit Process
commences
Initially focused on high-impact revenue events:
(1) High Therapy
(2) Low LUPAs
(3) High Case Mix
- Emphasis on agencies performing better than
Company norms
2008—Compliance Dashboard expands risk measures;
automation and scorecards launched

Change in
Leadership
SOX
Complaints
HIPAA
Hotline
Acquisition
Status
Start-Up
Status
Clinical
Oversight Risk
Stratification
Rookie DOO
Compliance
Hotline
Employee
Polling
Exit
Interviews
Case Mix
Marginal
Visits
Billing without
Orders
Standardized
Frequencies
FMR
Status
ADR Status
High Risk
Clinical Events
Reverse
Surveys
Trended
Surveys
State Surveys
Patient Satisf.
Surveys
Average Visits/
Episode
Eee/Contractor
Ratio
Total
Turnover
High Internal
Growth
High Revenue
Programs
Clinical
Oversight Audit
Results
Low
LUPAs
Trended
High Therapy
COP Audit
Results
Timely DC &
Past Due
Recerts
SYS Holds
Late OASIS
Locks
Unmet Weekly
Frequency
Outstanding
Orders
PI Audit
Results
High Therapy I
(14-19 visits)
High Therapy II
(20+ visits)
Missed Visits/
Homebound
Status
Questionable
Recertifications
Trended Low
LUPAs
High Gross
Margin
Comprehensive Compliance Risk Criteria:
Compliance Oversight Audits

Consolidated
Compliance Risk
100%
Roll-Up
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Operational
Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Clinical Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Revenue Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Complaint Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Regulatory Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Environmental Risks
#
Company
Average
Up to
2
Standard
Deviations
$
2
Standard
Deviations
Compliance Scorecard

Amedisys
Home Health Services

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Diagrams
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Total
Revenue Risks
Name
Actual
Target
Variance
Variance %
Tolerance
Score
Time Period

Compliance Scorecard:
Revenue Risks Subgroup
Gross Margin
Percentage
Homebound
Missed
Visits
Low LUPA
High Case Mix
Trended Low
LUPAs
Questionable
Recerts
High Revenue
Programs (BFL)
High Case
Mix
Billing without
Orders
High Therapy 1
(14-19 visits)
High Therapy 2
(20+ visits)
Trended High
Therapy

Amedisys
Home Health Services

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Additional Documentation Request (ADR Status)
Operational Risks
Done
Local intranet

Compliance Scorecard:
Compliance Scorecard:
Clinical Risks Subgroup
Clinical Risks Subgroup
Standardized
Frequencies
PI Audit
Results
Clinical
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Score
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Outstanding Orders
Regulatory Risks

Compliance Scorecard:
Compliance Scorecard:
Operational Risks Subgroup
Operational Risks Subgroup
Timely DC &
Past Due
Recerts
Late OASIS
Locks
Outstanding
Orders
SYS Holds
Average Visits
Per Episode
Weekly
Frequency
Not Met

Amedisys Home Health Services

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Actual
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Variance
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Score
Time Period
Change in Leadership

Compliance Scorecard:
Compliance Scorecard:
Environmental Risks Subgroup
Environmental Risks Subgroup
Start-Up Status
High Internal
Growth
Employee-to-
Contractor
Ratio
Acquisition
Status
Change in
Leadership
Total
Turnover
Rookie
DOO

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Compliance Hotline
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SOX Hotline
Exit Interviews
Internal Polling

Compliance Scorecard: Compliance Scorecard: Complaint Risk Subgroup Complaint Risk Subgroup HIPAA Hotline SOX Complaints Employee Polling Exit Interviews Compliance Hotline

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State Survey Deficiencies
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Trended State Survey Deficiencies
Local intranet

Compliance Scorecard: Compliance Scorecard: Regulatory Risk Subgroup Regulatory Risk Subgroup Trended Survey Deficiencies Deficiency-Free Survey ( - ) State Survey Deficiencies

Amedisys Home Health Services

Company-Wide
By SVP Region
By VP Region
By AVP Region

Compliance Scorecard: Drill-Down Capabilities Consolidated Compliance Risk Risk Subgroup Individual Metric or or By Agency By Agency

Corporate
Compliance
Audits
Clinical
Oversight
Audits
Quality
Management
Audits
Internal
Audit
Quality Care
Coordinator
Reviews
Sarbanes
Oxley
Audits
External
Auditor
(KPMG) Audits
State
Surveys
Fiscal
Intermediary
Review
Comprehensive Audit Universe

THE AMEDISYS CORPORATE COMPLIANCE PLAN

AMEDISYS INC.
5959 S. Sherwood Forest Blvd.
Baton Rouge, Louisiana 70816
(225) 292-2031
www.amedisys.com

Compliance Enforcement
Amedisys Corporate Compliance Plan
Based on OIG Model Compliance Plans for
home health and hospice
Basic “Zero Tolerance Policy”
Because of the risks posed to the Company
and its shareholders by fraudulent behavior,
Amedisys will take a zero tolerance policy relative
to fraud, abuse and waste involving federal health
care programs
Expanded “Zero Tolerance Policy”
Certain conduct – such as an employee
circumventing anti-fraud controls – while not per
se fraud, is regarded as a violation of the
Compliance Plan resulting in disciplinary action

Amedisys
Home Health Services

You Have a Voice!
Reporting workplace concerns
is everyone's duty.
Compliance Hotline
800.464.0020
Harassment Hotline
800.485.0633
Amedisys
www.amedisys.com

Toll-Free Hotlines
Compliance Hotline
SOX Whistleblower Hotline
HIPAA Privacy Hotline
Toll Free, Available 24 hours/day, 7 days/week
Confidential, anonymous, non-retaliation policy
Exit Surveys
Given to all employees leaving Amedisys
Specific compliance-related questions
Follow-up audits launched where necessary
Monthly Compliance Polling
90 active employees contacted monthly
Voluntary telephone questionnaire with CCO
Home health and hospice-specific questions
Follow-up audits launched where necessary
Compliance Reporting

Summary Tiered and targeted training Compliance-centric technology Risk-based auditing Zero tolerance Varied reporting mechanisms

Financials Dale Redman Chief Financial Officer

Strong revenue growth EPS growth of greater than 20% for six consecutive years Stable margins Low leverage High cash flow Financial Highlights

Financial Highlights

Revenue & Diluted EPS
Revenue (in Thousands)
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Diluted EPS
Guidance
2004
2005
2006
2007
2008
2009
Revenue
EPS

Financial Highlights

($ millions, except per share data)
Summary Financial Results
2006 2007 2008
Net revenue $541.1 $697.9 $1,187.4
Period-over-period growth 41.8% 29.0% 70.1%
Gross margin 288.9 368.9 624.8
Margin 53.4% 52.9% 52.6%
CFFO 43.0 93.1 150.7
Adjusted EBITDA
1
75.7 109.8 181.4
Margin 14.0% 15.7% 15.3%
Adjusted fully-diluted EPS
2
$1.72 $2.32 $3.31
1
Adjusted EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization plus certain TLC integration costs and less the Alliance gain. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
2
Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs and less the earnings per share effect of the Alliance gain. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same  manner

2007 2008 2006
Agencies at period end
Period-over-period growth
Episodic-Based Completed Episodes
Period-over-period growth
Episodic-Based Admissions
Period-over-period growth
Episodic-Based Revenue per Episode
Period-over-period growth
Total Visits
Period-over-period growth
354
30.9%
4,302,830
25.2%
129,649
19.9%
219,855
27.1%
$2,660
1.0%
275
24.4%
3,437,881
45.4%
108,140
32.7%
172,930
42.9%
$2,634
2.6%
Summary Performance Results
528
48.3%
7,004,200
62.8%
199,371
53.8%
353,076
60.6%
$2,854
7.3%

Summary Balance Sheet
($ in millions)
Dec. 31, 2007
Assets
Cash
Accounts Receivable, Net
Property and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
Leverage Ratio
$ 2.8
175.7
79.3
733.9
78.5
$ 1,070.2
$ 328.6
180.3
561.3
$ 1,070.2
1.6x
$ 56.2
96.3
68.3
332.5
33.8
$ 587.1
$ 24.0
116.1
447.0
$ 587.1
0.2x
Dec. 31, 2008
$ 25.2
144.1
75.4
734.2
58.8
$ 1,037.7
$ 417.4
151.9
468.4
$ 1,037.7
2.4x
Mar. 31, 2008

Days Sales Outstanding
60.0
55.0
50.0
45.0
40.0
35.0
52.9
46.3
46.8
49.3
51.3
51.2(1)
51.4
56.7
54.4
46.8
39.1
39.6
43.3
45.2
45.0
46.8
51.0
47.2
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
DSO - Gross (2)
DSO - Net (3)

Days Revenue Outstanding (DSO)
(1) For the three-month period ended March 31, 2008, our calculation of days revenue excludes the patient accounts receivable assumed in the TLC Health Care Services, Inc. (“TLC”) and Family Home
Health Care, Inc. and Comprehensive Home Healthcare Services, Inc. (“HMA”) acquisitions at March 31, 2008 by our average daily net patient revenue, excluding the results of TLC and HMA for the three-
month period ended March 31, 2008.
(2)  Our calculation of days revenue outstanding (gross) is derived by dividing our period ending gross patient accounts receivable (defined as the summation of our Medicare patient accounts receivable, net of estimated revenue adjustments and our other outstanding patients accounts receivable, before considering the allowance for doubtful accounts) at December 31, 2008, 2007 and 2006 by our average daily net patient revenue for the three-month periods ended December 31, 2008, 2007 and 2006, respectively.
(3) ) Our calculation of days revenue outstanding (net) is derived by dividing our ending net patient accounts receivable (i.e. net of estimated revenue adjustments and allowance for doubtful accounts) at
December 31, 2008, 2007 and 2006 by our average daily net patient revenue for the three-month periods ended December 31, 2008 and 2007, respectively.

December 31, 2007 December 31, 2008
Medicare 78,502 $                   136,869 $
Estimated revenue adjustments (3,622)                       (7,220)
Medicare patient accounts receivable, net 74,880                      129,649
Non-Medicare 34,397                      73,101
Allowance for doubtful accounts (12,968)                     (27,052)
Non-Medicare patient accounts receivable, net 21,429                      46,049
Patient accounts receivable, net 96,309 $                   175,698 $
Accounts Receivable
Note:
On average we collect over 99% of our Medicare revenue.
On average we collect approximately 87% of our non-Medicare revenue
Combined we collect approximately 97.5% of all revenue
December 31, 2007 December 31, 2008
Medicare ERA + Non Medicare ADA $17.1 $30.4
% of Revenue 2.5% 2.6%
($ in thousands)
($ in millions)

Liquidity Available line of credit (LOC): 12/31/08 = $160m 2009 Estimated CFFO - Cap Ex - Required Debt Pay = $140m

• Earnings before interest, taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA
2006 2007 2008
Net income 38,255 $                          65,113 $                        86,682 $
Add:
Provision for income taxes 23,642                             38,298                           54,714
Interest expense (income), net 3,710                               (3,150)                            15,600
Depreciation and amortization 10,106                             13,749                           20,406
EBITDA (1)
75,713                             114,010 $                      177,402
Add:
   Certain TLC acquisition costs (2) -                                       -                                     3,991
Less:
   Alliance (3) -                                       (4,212)                            -
Adjusted EBITDA (4) 75,713 $                          109,798 $                      181,393 $
• Adjusted Net Income Reconciliation
2006 2007 2008
Net income 38,255 $                          65,113 $                        86,682 $
Add:
Certain TLC acquisition costs (2) -                                       -                                     2,446
Less:
   Alliance (3) -                                       (4,212)                            -
Adjusted net income (5) 38,255 $                          60,901 $                        89,128 $
• Adjusted Diluted Earnings Per Share Reconciliation
2006 2007 2008
Diluted earnings per share 1.72 $                              2.48 $                            3.22 $
Add:
Certain TLC acquisition costs (2) -                                       -                                     0.09
Less:
   Alliance (3) -                                       (0.16)                              -
Adjusted diluted earnings per share (6) 1.72 $                              2.32 $                            3.31 $
Reconciliation of Non-GAAP Financial
Measures to GAAP Financial Statements
(1) EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2) Certain TLC integration costs incurred primarily for the payment of severances for TLC employees and for the conversion of the acquired TLC agencies to our operating systems including our Point of Care network.
(3) Alliance Home Health, Inc. (“Alliance”), a wholly owned subsidiary of ours, filed for Chapter 7 federal bankruptcy proceedings in September 2000. That case is now concluded. As a result, the remaining $4.2 million liabilities of
Alliance were extinguished and we are not liable for any of these obligations. The discharge of the liabilities resulted in a non-taxable event.
(4) Adjusted EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization plus certain TLC integration costs and less the Alliance gain. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(5) Adjusted net income is defined as net income plus certain TLC acquisition costs and less the Alliance gain. Adjusted net income should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of Adjusted net income may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(6) Adjusted diluted earnings per share is defined as diluted earnings per share plus the earnings per share effect of certain TLC acquisition costs and less the earnings per share effect of the Alliance gain. Adjusted diluted earnings per share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of
Adjusted diluted earnings per share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.

Summary Strong revenue growth EPS growth of greater than 20% for six consecutive years Stable margins Low leverage High cash flow

Guidance
1
1 Guidance excludes the effects of future acquisitions, if they are made.
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on January 6, 2009 and reaffirmed on February 17, 2009 earnings call.
Calendar Year 2009
2
Net revenue: $1.425 - $1.475 billion
EPS: $4.10 - $4.30
Diluted shares: 27.5 million

Q & A